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                                                                    EXHIBIT 23.1

AJ. Robbins, PC.
Certified Public Accountants - Consultants



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-8 of MarketCentral.net Corp. of our report dated March 1, 2002 relating to the consolidated financial statements of MarketCentral.net Corp.



/s/ AJ. Robbins, PC.
AJ. Robbins, PC.
  Certified Public Accountants
Denver, Colorado
November 7, 2002